$150mm Senior Notes Add-On November 2012 $150mm Senior Notes Add-On November 2012 Exhibit 99.1

2
22

This presentation contains "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-
downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports  we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these
forward-looking statements.
expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of

3 3 Presenters Presenters Mark Fischer, Chief Executive Officer & President Joe Evans, Chief Financial Officer & Executive Vice President

Chaparral Overview
Chaparral Overview
Founded in 1988, Based in Oklahoma City
Core areas — Mid-Continent (Oklahoma) and Permian Basin (W. Texas)
Oil-weighted producer (64% oil; 36% gas); R/P ratio 18.6 years
Second largest oil producer in Oklahoma
Stable 1P base with large potential upside – 742 MMBoe
Near-term growth potential through drilling in conventional
& emerging plays ~ 450,000 acres
Long-term growth through CO
2
EOR – 74 fields
1 As of 12/31/11 using SEC methodology
Company Statistics
Production (Boe/d)
Proved Reserves (MMBoe)
1
Proved Reserves PV-10 ($mm)
1
TTM EBITDA ($mm)
4
4
~23,300
156.3
$2,309
$305
Q2, 2012

Operating Areas
Operating Areas
As of December 31, 2011 (SEC)
Val Verde
Basin
5
5
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Anadarko
Woodford
Basin
OKC
Company Total
December 2011 proved reserves – 156.3 MMBoe
2011 average daily production – 23.7 MBoe/d
Acreage (gross / net): 1,178,489 / 590,324
North Texas
Reserves: 3.9 MMBoe, 3% of total
Production: 0.5 Mboe/d, 2% of total
Permian Basin
Reserves: 19.3 MMBoe, 12% of total
Production: 3.6 MBoe/d, 15% of total
Core Area
Growth Area
Acreage
Field Offices
Headquarters
Mid-Continent
(Anadarko Basin & Central Oklahoma)
Reserves: 122.2 MMBoe, 78% of total
Production: 17.0 MBoe/d, 72% of total
Ark-La-Tex
Reserves: 7.2 MMBoe, 5% of total
Production: 1.3 MBoe/d, 6% of total
Gulf Coast
Reserves: 3.2 MMBoe, 2% of total
Production: 0.9 MBoe/d, 4% of total

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
2003 – 2011 CAGR = 15% 2003 – 2011 CAGR = 16%
6
6
1) Reserves as of December 31
for each year calculated
using flat SEC
pricing per the following:
6
6
Year-End SEC Reserves (MMBoe)
(1)
Annual Production (MMBoe)
Chaparral’s reserve replacement ratio averaged 422% per year since 2003
Year Oil Gas
2007 $96.01 $6.80
2008 $44.60 $5.62
2009 $61.18 $3.87
2010 $79.43 $4.38
2011
$
96.19 $4.11

Current Production - 2012 Current Production - 2012 7 7 7 7 2012 Production by Quarter In the 3 rd Quarter Chaparral increased production by 13.4% over the previous quarter

Financial Position to Execute Strategy
Financial Position to Execute Strategy

8
*Pro-Forma for $150mm Senior Notes Add-On and Increased Borrowing Base
Current Maturity Profile ($mm)
Liquidity ($mm) Net Debt / EBITDA
Strong Financial Position
No senior note maturities before 2020
Hedge positions in place to secure cash flow
in near term
Budget CAPEX within free cash flow
(including divestiture proceeds)

2012 Capital Budget ($ millions)
2012 Capital Budget ($ millions)
Key Drilling Areas
Northern OK Mississippi
Horizontal
$73
Anadarko Cleveland Sand 46
Anadarko Granite Wash 22
Marmaton 15
Bone Spring / Avalon 10
Hogshooter 7
Other 28
Total $201
9
9
EOR Field
N. Burbank $104
Panhandle Area 60
Other 3
Total $168
*99% of Capital Program is Oil Focused
Component 2008 2009 2010 2011
2012
Budget
2012
Expanded
Budget
2012
%
Drilling  $168  $76 $196 $172 $131 $201 44%
EOR 24  14  36 86 127 168 37%
Enhancements 53  32  39 32 26 16 3%
Acquisitions 46  18  41 17 15 40 9%
Other (P&E,
Capitalized G&A, etc)
48 14 32 28 31 35 7%
Total $339 $154 $344 $336 $330 $460 100%

10

Conventional drilling (IRR: 50% - 75%)
Anadarko Granite Wash
Anadarko Cleveland Sand
Unconventional resource play drilling (IRR: 35% - 75%)
Northern Oklahoma Mississippi Play (“NOMP”): 260,000 net acres
Panhandle Marmaton: ~48,000 acres
Anadarko Woodford Shale: ~23,000 acres
Bone Spring/Avalon Shale: ~19,000 acres
Chaparral owns an inventory of 74 possible candidate
CO2-EOR
fields.
Proved reserves of 45.1 MMBoe from EOR designated fields as of
12/31/11
200+ MMBoe of total potential reserves
CO2
fields exhibit low-risk and stable production.
IRR: 25% – 40%
Chaparral is Well Positioned for
Near–Term and Long–Term Growth
Near–Term Growth Drivers Long–Term Growth Drivers
NOMP
CO
2
-EOR Fields

Northern Oklahoma Mississippi Play
The Northern Oklahoma Mississippi Play (“NOMP”) is a
key near–term focus area for Chaparral.
Chaparral acreage over 260,000 net acres in the NOMP.
Over 132 MMBoe of potential.
1,600 unrisked drilling well inventory.
Chaparral Acreage
11
11
Overview NOMP Asset Map
NOMP Well Economics
IP Rates: 100 - 700 Boe/d
EUR: 100 - 400 MBoe
Well Cost: $2.5 - 4.0 million
% Oil: 60% - 90%
IRR: 35% - 75%
KS
OK

12

NOMP: Recent Results
NOMP: Recent Results
Current Net Production – 4,000 Boepd
2012 Capital - $73 mm
NOMP Core (93,000 Net Acres)
Significant industry activity in the play
Drilled or participated in 34 wells to date (18 operated); 2 WOCU
3-5 additional wells in 2012
Average IP ~600 Boepd; Average EUR ~350 MBoe
Current Net Production – 3,375 Boepd
45% Oil
Emerging NOMP (167,000 Net Acres)
In de-risking phase – industry activity increasing
Drilled 6 wells to date
Average IP ~200+ Boepd; Average EUR ~120 MBo
Current Net Production – 625 Boepd
92% Oil

Marmaton Shelf Play
Marmaton Shelf Play
Marmaton Production
Chaparral Acreage
Net Acreage 48,000
EUR/well (Mboe)     150
Cost per Well (MM$) $3.6
13
13
Johnston 1H-24
IP +300 Boepd
Leatherman 1H-14
2012 Location
Lamaster 1H-23
Flowing back
Buy Area
Ochiltree Co, Tx
Cornell 1H-30
2012 Location
Jay 1H-1098
Flowing back
Wright 1H-1099
2012 Location

Chaparral: Chaparral: A Growing Mid-Continent CO 2 EOR Company A Growing Mid-Continent CO 2 EOR Company 14 14

15

# of Active
Producer
CO2-EOR Projects
31
22
8
7
7
7
6
5
4
4
4
Total 105
Source: April 2012 Oil & Gas Journal
Note: Chaparral projects include the North Burbank Unit
Chaparral is the third most active CO2-EOR producer in the U.S.
Chaparral is a Leader in the CO2-EOR Industry
Chaparral is a Leader in the CO2-EOR Industry

CO
2
EOR Focused Areas
CO
2
EOR Focused Areas
16
16
CO
2
Project Inventory
74 units with 1P, 2P & 3P EOR
reserves
8 units with proved reserves
8 units with CO
2
injection
CO
2
Infrastructure – 473 Miles
318 miles of active line
68 miles under construction
87 miles of inactive line
CO
2
Supply
47 MMscf/D of existing CO
2
supply
43 MMscf/D new CO
2
supply
Panhandle Area
Permian Basin
Central
Oklahoma
Area
Burbank
Area
CO2 Tertiary Recovery Projects

EOR 2012 Capital Budget
(1)
EOR 2012 Capital Budget
(1)
17
17
Budget by Category
($mm)
2011
Actual
2012
Budget
2012
Expanded
Budget
Infrastructure / Pipelines 14 90 106
Drilling 17 13 24
Enhancements / CO
2
Purchases
55 24 37
Total $86 $127 $168
Panhandle
Area
Permian
Basin
Central
Oklahoma
Area
Burbank
Area
(1)
Does not include Capitalized G&A
2012 Field Projects ($mm)
Panhandle Area
Burbank Area
Central Oklahoma
Permian
Camrick Area
$18
Farnsworth Unit
28
NE Hardesty (Non-op)
7
Booker Area
4
Other 3
$60
North Burbank Unit
$104
NW Velma Hoxbar
$3
No planned expenditures for 2012

North Burbank Unit – Overview
North Burbank Unit – Overview
Chaparral’s North Burbank Unit is its largest EOR field and plans to introduce CO
2
injection into the North
Burbank Unit in 1Q 2013
Chaparral anticipates that it will spend $800 million associated with this EOR project throughout the life of the field
18
18
18
18
Total OOIP 1,163 MMBbls
Primary Production 239 MMBbls
Secondary Recovery 211 MMBbls
Tertiary Potential   119 MMBbls
Net Tertiary Potential 100 MMBbls
Burbank Area:
Net Potential:    100 MMBoe, 51% of total

Burbank in Perspective Burbank in Perspective 19 19 Secondary Development Primary Development Tertiary Development 110 Years “CO2 EOR” +8000 BOPD “Waterflood”

Coffeyville CO
2
System
Coffeyville CO
2
System
20
20
The Coffeyville CO
2
System
$84 million of total capital expenditures
23,500 HP compression facility
68.3-mile 8-inch pipeline with potential
capacity of approximately 60 MMcf/d.
CO
2
is sourced from the CVR Partners
fertilizer plant in Coffeyville, KS.
Online and Operational in early 2013
Oklahoma
Kansas
Panhandle
CO2
System
Coffeyville
CO2
System
Coffeyville CO2 System
Asset Map

Monthly Incremental EOR from Active CO 2 Projects 21 21

22

Potential in Excess of 740 MMBoe
Potential in Excess of 740 MMBoe
Near-term + Long-term
strategy yields significant
value increase
~ 70% Oil
De-risk play, unlock value
Production growth
Low-risk production upside
Long-life, stable production
* Woodford, Bone Spring, Avalon, Cleveland Sand, Granite
Wash, and Marmaton
Near-term focus on NOMP
Long-term focus on EOR

Financial Performance, Projections, and Credit Statistics Financial Performance, Projections, and Credit Statistics 23 23

24

Financial Summary
Financial Summary
2009 2010 2011 1H 2012
Price
Oil & NGL – Wellhead ($/Bbl) $55.04 $74.53 $87.52 $84.12
Gas – Wellhead ($/Mcf) $3.51 $4.36 $4.08 $2.21
Production (MMBoe) 7.6 8.1 8.7 4.2
Oil & NGL (MMBbls) 3.9 4.1 5.0 2.6
Gas (Bcf) 22.6 23.7 21.6 9.4
Financial Data ($mm)
Operating Expenses:
Lease Operating Expenses $94.1 $106.1 $121.4 $63.7
Production and Ad Valorem Taxes 20.3 26.5 34.3 15.5
General and Administrative Expenses
(excludes noncash deferred comp)
22.7 27.3 38.3 23.9
Interest  Expense $90.1 $81.4 $96.7 $48.6
Adjusted EBITDA $224 $288 $313 $153
Total Capital Expenditures $154 $344 $336 $275
1
Includes oil & gas capex and capitalized G&A
1

Strong Financial Performance
Strong Financial Performance
Production (MMBoe) Adjusted EBITDA ($mm)
Total Leverage Capital Expenditures ($mm)
1
Includes oil & gas capex and capitalized G&A
25
25
2
Total Debt to EBITDA
7.6
8.1
8.7
7.0
7.5
8.0
8.5
9.0
2009 2010 2011
$154
$344
$336
$0
$100
$200
$300
$400
2009 2010 2011
5.3x
3.3x 3.3x
-
1.0
2.0
3.0
4.0
5.0
6.0
2009 2010 2011
$224
$288
$313
$0
$50
$100
$150
$200
$250
$300
$350
2009 2010 2011
1 2

Operating Statistics
2011 Results
2012
Updated Guidance
Capital Expenditures $336 million $460 million
Production 8.7 MMBoe 8.8 - 9.0 MMBoe
General and Administrative $4.86/Boe $5.75 - $6.25/Boe
Lease Operating Expense $14.03/Boe $14.25 - $14.75/Boe
2011 Results and 2012 Updated Guidance
2011 Results and 2012 Updated Guidance
26
26
1
Includes oil & gas capex and capitalized G&A
1

27

Hedge Portfolio
Note: Dollars represent average strike price of hedges (includes all derivative instruments)
Gas Basis Hedges
YR Price % TP
’12 $ 0.23 78%
’13 $ 0.20 75%
’14 $ 0.23 66%
% of Total Proved Reserves Hedged (as of October 31, 2012)
$4.44
$4.31
$3.95
$94.45
$102.45
$ 108.79
$96.28
$73.85
$ 114.26
$99.94
$77.88
$ 107.84
$95.24
$77.50
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Nov - Dec 2012 2013 2014
3 - Way Oil Collars
Oil Swaps
Gas Swaps

Question & Answer Question & Answer 28 28